Net Income Per Share	12 Months Ended
Dec. 31, 2018
Net Income Per Share
Net Income Per Share

19.Net Income Per Share

The following table sets forth the computation of basic and diluted net income per share for the years ended December 31, 2016, 2017 and 2018:

	For the year ended December 31,
	2016	2017	2018
Numerator (RMB in thousands):
Net income attributable to NetEase, Inc.’s shareholders for basic/dilutive net income per share calculation	11,604,520	10,707,939	6,152,407

Denominator (No. of shares in thousands):
Weighted average number of ordinary shares outstanding, basic	3,281,729	3,290,312	3,235,324
Dilutive effect of employee stock options and restricted share units	25,380	25,166	19,365
Weighted average number of ordinary shares outstanding, diluted	3,307,109	3,315,478	3,254,689
Net income per share, basic (RMB)	3.54	3.25	1.90
Net income per share, diluted (RMB)	3.51	3.23	1.89

Basic net income per share is computed using the weighted average number of the ordinary shares outstanding during the year. Diluted net income per share is computed using the weighted average number of ordinary shares and potential ordinary shares outstanding during the year. For the years ended December 31, 2016, 2017 and 2018, options to purchase ordinary shares and RSUs that were anti-dilutive and excluded from the calculation of diluted net income per share totaled approximately 2.7 million shares, 3.8 million shares and 19.6 million shares, respectively.